UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

Annual Report

November 30, 2017

Investment Advisor

Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.GersteinFisherFunds.com

Gerstein Fisher is a division of People’s Securities, Inc.

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	15
STATEMENTS OF ASSETS AND LIABILITIES	44
STATEMENTS OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	48
FINANCIAL HIGHLIGHTS	52
NOTES TO FINANCIAL STATEMENTS	58
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
NOTICE OF PRIVACY POLICY & PRACTICES	74
ADDITIONAL INFORMATION	75

Dear Fellow Shareholders,

As 2017 comes to a close, I want to thank you all for your trust in Gerstein Fisher and our team. In managing your investments, we recognize and honor this responsibility and look forward to continuing to earn this trust in the years to come.

Gerstein Fisher is focused on building and managing well-diversified, research-driven portfolios with the goal of offering investors consistent and efficient access to the performance of different markets and asset classes. With all the uncertainty in markets, we believe there is great value in a disciplined, thoughtfully structured investment approach such as ours that is grounded in fact and data and applied systematically.

We pride ourselves on our commitment to offering a quantitative alternative to managing investments through our Multi-Factor strategies, and in always pushing ourselves forward in the best interest of our investors.

Sincerely,

Gregg. S. Fisher, CFA

Founder, Head of Quantitative Research & Portfolio Manager

Review of Fund Performance

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

The twelve months ended November 30, 2017 were very positive for U.S. equities and for U.S. large-cap growth equities. The Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 24.13% for this period, compared to the Russell 1000® Growth Total Return Index, which returned 30.81% for the same twelve months.

As a result of the Fund’s diversified investment approach, with approximately 300 holdings and no individual holding constituting more than approximately 5% of the total portfolio, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. The Fund’s performance relative to its benchmark index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. Performance attribution during the twelve-month period ended November 30, 2017 reveals that the Fund’s tilt to more profitable securities and those stocks with higher than average management and earnings quality contributed positively to returns. The Fund’s tilt towards smaller-capitalization companies and more value-oriented securities contributed negatively when compared to the benchmark.

Since its inception in December 2009, the Fund has performed in line with our expectations. It is designed to be an all-cap U.S. growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that over time the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the U.S. growth equity space, as well as to provide exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Developed-market equities performed very well in the twelve months ended November 30, 2017, particularly from the perspective of U.S. investors. The Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”) returned 34.16% for this period, compared to the MSCI EAFE Growth Index, which returned 29.54% during the same twelve months.

The Fund maintains a diversified exposure to over 200 securities and approximately 25 countries, and no individual holding constituted more than 5% of the total portfolio. Additionally, any single country’s exposure within the portfolio is limited to a maximum of approximately 15% of the Fund, providing a high degree of country-level diversification.  The Fund’s performance relative to its benchmark index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. Performance attribution during the twelve-month period ending November 30, 2017 reveals that the Fund’s tilt to stocks with higher momentum characteristics, as well as those with more value-oriented securities and those with smaller market capitalizations contributed positively to return when compared to the benchmark.

Since its inception in January 2012, the Fund has performed in line with our expectations.  It is designed to be a large-cap, developed-market growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international-developed growth equity space, as well as provide exposure to often overlooked factors within the international growth equity universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

Global real estate showed positive returns in the twelve months ended November 30, 2017. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned 13.16% for that period, while the FTSE EPRA/NAREIT Developed Index Total Return was up 12.13% for the same twelve months.

The Fund maintains a diversified exposure to over 200 securities and approximately 25 countries, and no individual holding constituted more than 5% of the total portfolio. The real estate exposure in the Fund is global in nature, with approximately 50% exposure to non-U.S. real estate securities.  The Fund’s outperformance relative to its benchmark index was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. Performance attribution during the twelve-month period ended November 30, 2017 reveals that the Fund’s tilt to real estate securities with lower valuation and higher earnings yields contributed positively to returns, while the Fund’s tilt towards smaller-capitalization securities contributed negatively when compared to the benchmark.

Since its inception in April 2013, the Fund has performed in line with our expectations. It is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and momentum, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as to provide exposure to often overlooked factors within that investable universe.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

This strategy and mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods.  These risks are greater for emerging markets.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  The investment in options is not suitable for all investors.  The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested.  A real estate investment trust’s (“REIT’s”) share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.  Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Diversification does not assure a profit or protect against a loss in a declining market.

Earnings growth is not representative of the Funds’ future performance.

Index Definitions:

Russell 1000® Growth Total Return Index: The Russell 1000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Total Return Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Russell 1000® Growth Total Return Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, focusing on companies with higher price-to-book ratios and higher forecasted growth values.  The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FTSE EPRA/NAREIT Developed Index: The Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Funds are distributed by Quasar Distributors, LLC.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/17–11/30/17).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of a Fund within sixty days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2017 -
	June 1, 2017	November 30, 2017	November 30, 2017*
Actual	$1,000.00	$1,110.90	$5.24
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.10	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2017 -
	June 1, 2017	November 30, 2017	November 30, 2017*
Actual	$1,000.00	$1,114.90	$5.83
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2017 -
	June 1, 2017	November 30, 2017	November 30, 2017*
Actual	$1,000.00	$1,041.30	$5.12
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, ETFs that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)

*  Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2017

	Gerstein Fisher Multi-Factor® Growth Equity	Russell 3000® Growth Total Return Index	Russell 1000® Growth Total Return Index(2)
One Year	24.13%	30.25%	30.81%
Three Year	10.04%	12.95%	13.10%
Five Year	15.57%	17.03%	17.14%
Since Inception (1/15/10)(1)	13.95%	14.96%	15.02%

(1)	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.
(2)
The Growth Equity Fund’s benchmark for comparison purposes has been changed from the Russell 3000® Growth Total Return Index to the Russell 1000® Growth Total Return Index as it is a more appropriate comparison.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Total Return Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities, which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)*

*  Excludes securities lending collateral.
Average Annual Total Returns as of November 30, 2017

	Gerstein Fisher Multi-Factor® International Growth Equity	MSCI EAFE Growth Index
One Year	34.16%	29.54%
Three Year	7.49%	7.27%
Five Year	10.72%	8.93%
Since Inception (1/27/12)	10.59%	8.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including REITs.  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)

*  Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2017

	Gerstein Fisher Multi-Factor® Global Real Estate Securities	FTSE EPRA/ NAREIT Developed Index Net Total Return
One Year	13.16%	12.13%
Three Year	5.96%	4.13%
Since Inception (4/30/13)	5.40%	3.65%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

FTSE EPRA/NAREIT Developed Index Net Total Return is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.  The index reflects the reinvestment of dividends and the application of the relevant withholding tax rates.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2017

	Shares	Value
COMMON STOCKS – 99.27%
Accommodation – 0.86%
Marriott International, Inc.	18,734	$2,379,218
Wyndham Worldwide Corp.	2,287	257,036
		2,636,254
Administrative and Support Services – 0.68%
AECOM (a)	700	26,250
Broadridge Financial Solutions, Inc.	987	89,087
PayPal Holdings, Inc. (a)	2,537	192,127
Priceline Group, Inc. (a)	1,030	1,791,901
		2,099,365
Air Transportation – 2.22%
Alaska Air Group, Inc.	4,116	284,704
American Airlines Group, Inc.	293	14,794
Delta Air Lines, Inc.	2,008	106,263
SkyWest, Inc.	6,352	330,622
Southwest Airlines Co.	88,438	5,365,533
United Continental Holdings, Inc. (a)	11,495	727,863
		6,829,779
Ambulatory Health Care Services – 2.13%
Amedisys, Inc. (a)	87,820	4,742,280
Chemed Corp.	7,375	1,813,808
		6,556,088
Amusement, Gambling, and Recreation Industries – 0.01%
Global Payments, Inc.	302	30,369

Apparel Manufacturing – 0.42%
VF Corp.	17,664	1,288,765

Beverage and Tobacco Product Manufacturing – 2.19%
Altria Group, Inc.	7,548	511,981
British American Tobacco PLC (b)	4,298	273,482
Coca-Cola Co.	8,071	369,410
Coca-Cola European Partners PLC (b)	8,088	315,351
MGP Ingredients, Inc.	12,771	949,524
PepsiCo, Inc.	22,578	2,630,788
Philip Morris International, Inc.	16,192	1,663,728
		6,714,264
Broadcasting (except Internet) – 0.95%
CBS Corp.	3,848	215,719
Comcast Corp.	12,847	482,276
Discovery Communications, Inc. – Class A (a)	23,775	452,201
Discovery Communications, Inc. – Class C (a)	8,828	159,610

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Broadcasting (except Internet) – 0.95% (Continued)
Scripps Networks Interactive, Inc.	3,194	$261,397
Walt Disney Co.	13,007	1,363,394
		2,934,597
Building Material and Garden Equipment and Supplies Dealers – 3.31%
BMC Stock Holdings, Inc. (a)	13,609	314,368
Home Depot, Inc.	42,020	7,556,036
Lowe’s Cos, Inc.	27,423	2,286,256
		10,156,660
Chemical Manufacturing – 8.75%
Abbott Laboratories	11,753	662,516
AbbVie, Inc.	32,942	3,192,739
Allergan PLC (b)	8,525	1,481,901
Bioverativ, Inc. (a)	19,645	982,643
Celgene Corp. (a)	21,423	2,160,081
Chemours Co.	34,487	1,772,632
DowDuPont, Inc.	742	53,394
Gilead Sciences, Inc.	34,148	2,553,587
Innophos Holdings, Inc.	493	22,841
Johnson & Johnson	20,281	2,825,752
Kimberly-Clark Corp.	209	25,030
Kronos Worldwide, Inc.	27,126	757,087
LyondellBasell Industries NV (b)	15,131	1,584,216
Monsanto Co.	587	69,465
OMNOVA Solutions, Inc. (a)	2,846	30,452
Seattle Genetics, Inc. (a)	4,151	252,920
Supernus Pharmaceuticals, Inc. (a)	549	20,752
Trinseo SA (b)	100,361	7,406,642
Vertex Pharmaceuticals, Inc. (a)	6,985	1,007,866
		26,862,516
Clothing and Clothing Accessories Stores – 1.20%
Children’s Place, Inc.	12,698	1,687,564
Ross Stores, Inc.	7,942	603,830
TJX Companies, Inc.	18,420	1,391,631
		3,683,025
Computer and Electronic Product Manufacturing – 12.35%
Apple, Inc.	90,265	15,512,040
Applied Materials, Inc.	31,247	1,648,904
Applied Optoelectronics, Inc. (a)(c)	1,563	68,241
ARRIS International PLC (a)(b)	38,421	1,151,477
Broadcom Ltd. (b)	5,485	1,524,501
Ciena Corp. (a)	971	21,119
Cirrus Logic, Inc. (a)	23,755	1,312,226
Dell Technologies, Inc. Class V (a)	2,630	205,771

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Computer and Electronic Product Manufacturing – 12.35% (Continued)
Harris Corp.	14,076	$2,033,982
Intel Corp.	104,235	4,673,898
Lam Research Corp.	13,898	2,673,002
MaxLinear, Inc. (a)	1,478	39,034
Medtronic PLC (b)	2,862	235,056
Micron Technology, Inc. (a)	30,094	1,275,685
Microsemi Corp. (a)	9,859	521,048
National Instruments Corp.	7,130	313,364
NetApp, Inc.	3,369	190,382
NVIDIA Corp.	3,700	742,627
NXP Semiconductors NV (a)(b)	445	50,459
ON Semiconductor Corp. (a)	65,000	1,305,200
QUALCOMM, Inc.	20,278	1,345,243
Roper Technologies, Inc.	213	56,916
Rubicon Technology, Inc. (a)	610	5,124
Skyworks Solutions, Inc.	2,084	218,278
Teradyne, Inc.	3,526	142,697
TTM Technologies, Inc. (a)	3,040	49,643
Western Digital Corp.	7,705	607,616
		37,923,533
Construction of Buildings – 1.31%
Dycom Industries, Inc. (a)	16,539	1,775,793
KB Home	1,575	49,392
LGI Homes, Inc. (a)	765	53,711
MDC Holdings, Inc.	27,410	981,826
NVR, Inc. (a)	58	201,550
TRI Pointe Group, Inc. (a)	53,694	972,935
		4,035,207
Credit Intermediation and Related Activities – 1.65%
Altisource Portfolio Solutions SA (a)(b)(c)	80,210	2,138,399
Ameriprise Financial, Inc.	9,150	1,493,554
Regional Management Corp. (a)	10,100	249,167
Wells Fargo & Co.	14,808	836,208
Western Union Co.	1,254	24,691
World Acceptance Corp. (a)	4,012	332,916
		5,074,935
Data Processing, Hosting and Related Services – 3.65%
DST Systems, Inc.	10,968	686,377
MasterCard, Inc.	38,857	5,846,813
Visa, Inc.	41,652	4,689,599
		11,222,789

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Educational Services – 0.97%
ITT Educational Services, Inc. (a)(e)	3,750	$4
Strayer Education, Inc. (c)	30,128	2,989,601
		2,989,605
Electrical Equipment, Appliance, and Component Manufacturing – 0.67%
AO Smith Corp.	914	57,966
Helen of Troy Ltd. (a)(b)	9,021	806,477
iRobot Corp. (a)	4,098	281,205
Whirlpool Corp.	5,440	917,021
		2,062,669
Electronics and Appliance Stores – 0.12%
Aaron’s, Inc.	9,884	372,825

Food and Beverage Stores – 0.01%
GrubHub, Inc. (a)	683	46,144

Food Manufacturing – 0.21%
Bunge Ltd. (b)	6,298	421,399
Farmer Brothers Co. (a)	4,694	160,535
Ingredion, Inc.	323	44,729
Snyder’s-Lance, Inc.	258	9,979
		636,642
Food Services and Drinking Places – 0.72%
Buffalo Wild Wings, Inc. (a)	499	77,819
Cracker Barrel Old Country Store, Inc. (c)	3,709	579,828
Darden Restaurants, Inc.	16,380	1,381,162
McDonald’s Corp.	801	137,748
Papa John’s International, Inc. (c)	546	31,919
		2,208,476
Furniture and Related Product Manufacturing – 0.41%
Herman Miller, Inc.	7,630	272,773
Kimball International, Inc.	12,980	240,649
Pier 1 Imports, Inc.	143,417	701,309
Sleep Number Corp. (a)	1,476	51,940
		1,266,671
General Merchandise Stores – 3.36%
Big Lots, Inc.	16,584	980,114
Burlington Stores, Inc. (a)	50,547	5,376,684
Dollar General Corp.	26,783	2,359,047
Wal-Mart Stores, Inc.	16,460	1,600,406
		10,316,251

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Health and Personal Care Stores – 0.65%
Express Scripts Holding Co. (a)	10,163	$662,424
McKesson Corp.	2,877	425,048
Walgreens Boots Alliance, Inc.	12,437	904,916
		1,992,388
Heavy and Civil Engineering Construction – 0.06%
Orion Group Holdings, Inc. (a)	23,650	183,761

Insurance Carriers and Related Activities – 6.57%
Aetna, Inc.	988	178,018
Anthem, Inc.	32,401	7,612,939
Cigna Corp.	13,167	2,787,849
Hanover Insurance Group, Inc.	1,761	189,484
Humana, Inc.	4,200	1,095,612
Lincoln National Corp.	23,256	1,780,247
Prudential Financial, Inc.	11,060	1,281,190
Travelers Companies, Inc.	7,233	980,578
Universal Insurance Holdings, Inc. (c)	57,856	1,527,398
Validus Holdings Ltd. (b)	55,614	2,735,096
		20,168,411
Leather and Allied Product Manufacturing – 0.26%
NIKE, Inc.	3,720	224,762
Skechers USA, Inc. (a)	8,975	315,023
Tapestry, Inc.	6,063	252,766
		792,551
Machinery Manufacturing – 0.24%
Cummins, Inc.	3,251	544,217
Deere & Co.	261	39,114
Ingersoll-Rand PLC (b)	1,641	143,784
		727,115
Management of Companies and Enterprises – 0.01%
EchoStar Corp. (a)	470	28,130

Merchant Wholesalers, Durable Goods – 4.27%
3M Co.	6,453	1,568,982
American Axle & Manufacturing Holdings, Inc. (a)	1,942	34,859
Arrow Electronics, Inc. (a)	17,635	1,423,674
Builders FirstSource, Inc. (a)	5,697	116,219
General Cable Corp.	7,527	161,830
HD Supply Holdings, Inc. (a)	22,619	836,451
Henry Schein, Inc. (a)	722	51,587
Honeywell International, Inc.	491	76,576
Huntington Ingalls Industries, Inc.	35,084	8,478,750

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Merchant Wholesalers, Durable Goods – 4.27% (Continued)
KLA-Tencor Corp.	391	$39,976
TrueCar, Inc. (a)	26,970	328,764
		13,117,668
Merchant Wholesalers, Nondurable Goods – 3.35%
Central Garden & Pet Co. (a)	156,128	6,021,857
Herbalife Ltd. (a)(b)(c)	40,701	2,854,768
Nu Skin Enterprises, Inc.	474	32,189
Univar, Inc. (a)	46,528	1,370,715
US Foods Holding Corp. (a)	430	12,522
		10,292,051
Mining (except Oil and Gas) – 0.01%
Martin Marietta Materials, Inc.	171	35,635

Miscellaneous Manufacturing – 2.62%
ABIOMED, Inc. (a)	12,426	2,421,082
Becton Dickinson & Co.	375	85,579
Brady Corp.	6,646	259,858
CR Bard, Inc.	202	67,860
Estee Lauder Companies, Inc.	6,300	786,429
Intuitive Surgical, Inc. (a)	1,980	791,564
OraSure Technologies, Inc. (a)	66,412	1,099,119
Stryker Corp.	4,800	748,800
Zimmer Biomet Holdings, Inc.	15,294	1,790,927
		8,051,218
Motion Picture and Sound Recording Industries – 0.74%
NetFlix, Inc. (a)	9,360	1,755,749
Time Warner, Inc.	5,646	516,665
		2,272,414
Motor Vehicle and Parts Dealers – 0.10%
AutoZone, Inc. (a)	197	135,292
Lithia Motors, Inc.	1,530	179,453
		314,745
Nonmetallic Mineral Product Manufacturing – 0.68%
GMS, Inc. (a)	56,275	2,099,620

Nonstore Retailers – 2.74%
Amazon.com, Inc. (a)	5,342	6,286,199
Nutrisystem, Inc.	39,443	2,001,732
Systemax, Inc.	4,232	129,076
		8,417,007

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Nursing and Residential Care Facilities – 0.16%
Eldorado Resorts, Inc. (a)(c)	14,366	$439,600
Ensign Group, Inc.	2,122	51,501
		491,101
Oil and Gas Extraction – 0.23%
Evolution Petroleum Corp.	88,515	619,605
Parsley Energy, Inc. (a)	3,717	99,839
		719,444
Other Information Services – 5.01%
Alphabet, Inc. (a)	5,507	5,624,905
Brightcove, Inc. (a)	31,487	233,004
Chegg, Inc. (a)	71,560	1,088,427
Facebook, Inc. (a)	30,916	5,477,697
Liberty Global PLC LILAC – Class C (a)(b)	72	1,494
Travelzoo (a)	9,111	54,666
Yelp, Inc. (a)	65,243	2,906,576
		15,386,769
Paper Manufacturing – 0.11%
International Paper Co.	5,915	334,848
Veritiv Corp. (a)	113	3,079
		337,927
Performing Arts, Spectator Sports, and Related Industries – 3.15%
Activision Blizzard, Inc.	25,994	1,622,026
Boyd Gaming Corp.	2,079	66,299
Electronic Arts, Inc. (a)	74,478	7,920,735
International Game Technology PLC (b)	904	24,851
Pinnacle Entertainment, Inc. (a)	1,620	49,702
		9,683,613
Personal and Laundry Services – 0.04%
Weight Watchers International, Inc. (a)	2,691	118,592

Plastics and Rubber Products Manufacturing – 0.56%
Goodyear Tire & Rubber Co.	50,929	1,648,572
Newell Brands, Inc.	1,862	57,666
		1,706,238
Primary Metal Manufacturing – 0.11%
Global Brass & Copper Holdings, Inc.	1,779	61,553
Olympic Steel, Inc.	13,289	264,717
		326,270
Printing and Related Support Activities – 0.03%
Deluxe Corp.	768	54,605
Multi-Color Corp.	392	29,988
		84,593

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Professional, Scientific, and Technical Services – 6.74%
Accenture PLC (b)	2,481	$367,213
Amgen, Inc.	3,682	646,780
CACI International, Inc. (a)	4,293	566,461
Calithera Biosciences, Inc. (a)	35,731	375,176
Cognizant Technology Solutions Corp.	2,040	147,451
eBay, Inc. (a)	25,931	899,028
Ebix, Inc. (c)	38,604	2,984,089
Gigamon, Inc. (a)	5,500	213,675
Groupon, Inc. (a)	315,965	1,782,043
Hackett Group, Inc.	33,659	549,651
Insperity, Inc.	14,879	1,754,234
Itron, Inc. (a)	21,585	1,391,153
LivePerson, Inc. (a)	23,373	259,440
Mistras Group, Inc. (a)	5,028	115,393
Quotient Technology, Inc. (a)	62,334	741,775
SYNNEX Corp. (c)	1,130	153,906
Trade Desk, Inc. (a)(c)	18,000	884,520
VMware, Inc. (a)(c)	57,208	6,871,253
		20,703,241
Publishing Industries (except Internet) – 4.91%
Citrix Systems, Inc. (a)	1,323	115,935
EPAM Systems, Inc. (a)	1,225	124,264
ePlus, Inc. (a)	26,190	2,126,628
InterActiveCorp (a)	10,000	1,272,700
LogMeIn, Inc.	227	27,013
Microsoft Corp.	104,806	8,821,521
Mitek Systems, Inc. (a)	22,955	206,595
News Corp.	10,508	169,809
Oracle Corp.	42,407	2,080,487
Twenty-First Century Fox, Inc.	3,908	121,734
		15,066,686
Real Estate – 0.25%
RMR Group, Inc.	12,700	765,175

Rental and Leasing Services – 0.66%
Aircastle Ltd. (b)	22,939	562,005
AMERCO	263	97,486
Triton International Ltd. (a)(b)	12,826	507,525
United Rentals, Inc. (a)	5,362	855,132
		2,022,148

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.80%
BlackRock, Inc.	143	$71,670
S&P Global, Inc.	6,451	1,067,512
Yum China Holdings, Inc.	32,563	1,329,547
		2,468,729
Social Assistance – 0.18%
Care.com, Inc. (a)	28,707	544,572

Specialty Trade Contractors – 0.54%
Comfort Systems USA, Inc.	763	32,771
Quanta Services, Inc. (a)	42,644	1,616,207
		1,648,978
Sporting Goods, Hobby, Musical Instrument, and Book Stores – 0.00%
Michaels Companies, Inc. (a)	416	8,986

Support Activities for Mining – 0.00%
Erin Energy Corp. (a)(c)	5,332	14,396

Support Activities for Transportation – 0.06%
Expeditors International of Washington, Inc.	2,650	171,667

Telecommunications – 0.16%
Acacia Communications, Inc. (a)(c)	4,030	155,881
ARC Group Worldwide, Inc. (a)	2,516	5,661
Argan, Inc.	706	41,654
Vonage Holdings Corp. (a)	27,701	281,996
		485,192
Transportation Equipment Manufacturing – 4.94%
Boeing Co.	10,755	2,976,984
BorgWarner, Inc.	354	19,711
Commercial Vehicle Group, Inc. (a)	3,726	41,508
Lawson Products, Inc. (a)	3,702	95,326
Lear Corp.	52,249	9,451,322
Lockheed Martin Corp.	5,578	1,780,051
Marine Products Corp.	11,215	168,673
Meritor, Inc. (a)	2,416	60,352
Tenneco, Inc.	9,498	564,276
		15,158,203
Truck Transportation – 0.01%
YRC Worldwide, Inc. (a)	1,440	17,741

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Utilities – 0.05%
Ormat Technologies, Inc.	2,151	$140,998

Wood Product Manufacturing – 0.12%
Ply Gem Holdings, Inc. (a)	20,286	361,091
Total Common Stocks (Cost $179,223,863)		304,872,493

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 5.68%
Money Market Fund – 5.68%
First American Government Obligations Fund – Class Y, 0.67% (d)	17,431,950	17,431,950
Total Investments Purchased with Proceeds
from Securities Lending (Cost 17,431,950)		17,431,950

SHORT-TERM INVESTMENTS – 0.49%
Money Market Fund – 0.49%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (d)	1,502,778	1,502,778
Total Short-Term Investments (Cost $1,502,778)		1,502,778
Total Investments (Cost $198,158,591) – 105.44%		323,807,221
Liabilities in Excess of Other Assets – (5.44)%		(16,707,601)
TOTAL NET ASSETS – 100.00%		$307,099,620

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of November 30, 2017. Total value of securities out on loan is $17,046,364.
(d)	Seven day yield as of November 30, 2017.
(e)	Illiquid security. The total market value of this security was $4, representing 0.00% of net assets.

Abbreviations:
LiLAC	Liberty Latin America and Caribbean Group
Ltd.	Limited is a term indicating a company is incorporated and shareholder have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2017

	Shares	Value
COMMON STOCKS – 98.17%
Australia – 8.65%
AGL Energy Ltd.	995	$18,866
Alumina Ltd.	11,746	19,911
Bank of Queensland Ltd.	57,633	577,594
BHP Billiton Ltd.	11,739	244,878
BlueScope Steel Ltd.	60,404	627,235
Caltex Australia Ltd.	9,679	250,707
CIMIC Group Ltd.	49,568	1,928,293
Cochlear Ltd.	9,370	1,280,849
CSL Ltd.	9,077	987,175
Fortescue Metals Group Ltd.	408,308	1,427,067
Insurance Australia Group Ltd.	200,000	1,090,541
Medibank Private Ltd.	336,795	835,835
Newcrest Mining Ltd.	34,673	608,628
Qantas Airways Ltd.	660,785	2,850,732
Ramsay Health Care Ltd.	2,782	147,696
Sonic Healthcare Ltd.	6,174	104,579
South32 Ltd.	435,897	1,066,778
Sydney Airport	6,644	37,369
TPG Telecom Ltd.	268,819	1,213,848
Treasury Wine Estates Ltd.	449,089	5,385,781
Wesfarmers Ltd.	608	20,281
Woolworths Ltd.	390	7,983
		20,732,626
Austria – 0.05%
ANDRITZ AG	2,165	121,108

Belgium – 2.87%
Anheuser-Busch InBev SA/NV	10,242	1,173,357
Colruyt SA	44,261	2,346,162
Groupe Bruxelles Lambert SA	3,330	358,492
KBC Group NV	4,675	383,360
Telenet Group Holding NV (a)	10,664	745,734
UCB SA	7,562	565,334
Umicore SA.	27,800	1,297,997
		6,870,436
Bermuda – 1.27%
Jardine Strategic Holdings Ltd.	43,265	1,795,497
Shangri-La Asia Ltd.	554,105	1,253,175
		3,048,672
Cayman Islands – 2.14%
ASM Pacific Technology Ltd.	137,087	1,980,001
WH Group Ltd. (c)	2,952,201	3,144,439
		5,124,440

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Denmark – 4.43%
AP Moller – Maersk A/S	15	$27,044
Coloplast A/S	10,733	839,966
H Lundbeck A/S	18,000	908,280
Novo Nordisk A/S	119,073	6,154,760
Pandora A/S	25,210	2,526,046
Tryg A/S	895	21,762
Vestas Wind System A/S	2,212	141,043
		10,618,901
Finland – 0.81%
Elisa OYJ	4,616	187,717
Neste OYJ	27,642	1,715,558
Stora Enso OYJ	2,458	37,574
		1,940,849
France – 10.53%
Aeroports de Paris	3,680	701,643
Alstom SA	23,538	970,699
Arkema SA	31,202	3,817,803
Atos SE	30,426	4,494,305
Bouygues SA	26,148	1,351,579
Bureau Veritas SA	562	14,889
Credit Agricole SA	156,912	2,643,819
Dassault Systemes SE	6,934	744,933
Eiffage SA	8,399	920,694
Essilor International Cie Generale d’Optique SA	1,617	207,865
Eurazeo SA	8,668	762,473
Imerys SA	886	81,169
Ipsen SA	1,500	182,702
Legrand SA	1,384	103,591
L’Oreal SA	1,861	411,642
LVMH Moet Hennessy Louis Vuitton SA	6,226	1,813,705
Pernod Ricard SA	2,332	363,463
Peugeot SA	140,278	2,898,609
Remy Cointreau SA	9,168	1,219,018
Societe BIC SA	5,722	663,895
Thales SA	7,552	763,259
Wendel SA	620	104,314
		25,236,069
Germany – 11.75%
Adidas AG	8,604	1,798,055
Bayer AG	25,436	3,246,731
Bayerische Motoren Werke AG – Preference Shares	377	32,650
Commerzbank AG (a)	42,000	609,941
Continental AG	4,446	1,184,982

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Germany – 11.75% (Continued)
Covestro AG (c)	31,544	$3,285,171
Daimler AG	564	46,725
Deutsche Boerse AG	938	106,456
Deutsche Lufthansa AG	123,030	4,233,274
Deutsche Post AG	53,987	2,569,815
Fresenius Medical Care AG & Co. KGaA	1,091	108,782
Fresenius SE & Co. KGaA	5,808	419,549
GEA Group AG	1,632	78,926
HeidelbergCement AG	10,482	1,117,436
Henkel AG & Co. KGaA	5,764	703,217
HUGO BOSS AG	13,395	1,103,234
Infineon Technologies AG	105,569	2,917,268
Kabel Deutschland Holding AG	7,275	955,961
Merck KGaA	2,094	223,100
OSRAM Licht AG	23,352	2,004,104
Porsche Automobil Holding SE – Preference Shares	5,343	447,603
Symrise AG	9,013	766,225
United Internet AG	1,250	84,364
Volkswagen AG – Preference Shares	634	134,588
		28,178,157
Hong Kong – 1.17%
AIA Group Ltd.	132,940	1,083,165
HKT Trust & HKT Ltd.	1,062,000	1,333,933
Techtronic Industries Co. Ltd.	65,575	380,168
		2,797,266
Ireland – 0.94%
CRH PLC	9,100	314,287
DCC PLC	9,585	928,408
James Hardie Industries PLC	24,488	401,394
Paddy Power Betfair PLC	5,564	620,467
		2,264,556
Isle Of Man – 0.27%
Genting Singapore PLC	656,981	650,226

Israel – 0.57%
Bank Leumi Le-Israel BM	4,909	27,264
Mizrahi Tefahot Bank Ltd.	56,633	1,033,479
Nice Ltd.	1,147	100,151
Taro Pharmaceutical Industries Ltd. (a)(b)	2,000	214,600
		1,375,494

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Italy – 0.23%
GEDI Gruppo Editoriale SpA (a)	10,174	$8,386
Leonardo SpA	43,778	523,366
Rizzoli Corriere Della Sera Mediagroup SpA (a)	14,241	20,963
Saipem SpA (a)	131	526
		553,241
Japan – 12.95%
Asahi Glass Co. Ltd.	35,600	1,490,626
Astellas Pharma, Inc.	1,129	14,352
Bandai Namco Holdings, Inc.	10,000	326,421
Bridgestone Corp.	393	17,960
Brother Industries Ltd.	32,170	799,988
Calbee, Inc.	1,904	66,690
Casio Computer Co. Ltd.	935	13,763
Fujitsu Ltd.	122,307	916,362
Hakuhodo DY Holdings, Inc.	7,400	99,684
Hitachi Chemical Co. Ltd.	13,922	368,272
Hitachi High-Technologies Corp.	12,086	503,814
ITOCHU Corp.	110,730	1,924,890
Japan Airlines Co. Ltd.	4,633	169,972
Kaneka Corp.	45,956	407,366
Keisei Electric Railway Co. Ltd.	2,104	67,569
Koito Manufacturing Co. Ltd.	1,931	134,197
Konami Holdings Corp.	56,700	3,003,434
Kose Corp.	10,729	1,648,808
Kuraray Co. Ltd.	15,000	289,761
MEIJI Holdings Co. Ltd.	13,828	1,202,657
MINEBEA MITSUMI, Inc.	1,554	30,994
Mitsubishi Tanabe Pharma Corp.	30,000	648,631
Mitsui Chemicals, Inc.	21,810	708,041
Nagoya Railroad Co. Ltd.	707	17,260
NGK Spark Plug Co. Ltd.	1,795	41,690
NH Foods Ltd.	829	20,379
Nisshin Seifun Group, Inc.	59,513	1,165,297
Nissin Foods Holdings Co. Ltd.	1,237	89,548
Nitori Holdings Co. Ltd.	16,679	2,724,360
Omron Corp.	6,827	404,628
Otsuka Holdings Co. Ltd.	22,570	1,000,794
Panasonic Corp.	65,943	986,888
Pola Orbis Holdings, Inc.	44,112	1,612,290
Sekisui House Ltd.	1,049	19,636
Shimizu Corp.	64,971	724,328
Shionogi & Co. Ltd.	6,447	359,338
Shiseido Co. Ltd.	37,300	1,823,517
SoftBank Group Corp.	4,509	382,766

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Japan – 12.95% (Continued)
Stanley Electric Co. Ltd.	15,000	$602,533
Start Today Co. Ltd.	17,391	532,124
Subaru Corp.	38	1,252
Sumitomo Dainippon Pharma Co. Ltd.	81,677	1,187,583
Sumitomo Rubber Industries Ltd.	955	17,475
Tokyo Electron Ltd.	3,809	708,660
Tosoh Corp.	20,895	464,600
Toyota Motor Corp.	232	14,650
Yamaha Corp.	919	33,873
Yamazaki Baking Co. Ltd.	52,539	1,014,832
Yokogawa Electric Corp.	13,223	245,212
		31,049,765
Jersey – 0.29%
Ferguson PLC	5,831	420,466
Glencore PLC	58,027	266,943
		687,409
Luxembourg – 0.32%
ArcelorMittal (a)	25,000	752,639
Tenaris SA	636	9,269
		761,908
Netherlands – 10.21%
AerCap Holdings NV (a)	16,666	866,132
Airbus SE	3,828	398,346
Akzo Nobel NV	18,415	1,662,195
Ferrari NV	3,156	342,601
Fiat Chrysler Automobiles NV (a)	210,214	3,610,031
Heineken Holding NV	16,716	1,609,378
Heineken NV	14,853	1,511,892
ING Groep NV.	92,356	1,668,892
Koninklijke Ahold Delhaize NV.	140,568	3,007,553
Koninklijke Philips NV	48,718	1,888,876
Koninklijke Vopak NV	7,000	295,371
NN Group NV	74,158	3,251,263
Randstad Holding NV	1,208	74,303
RELX NV	59,353	1,357,256
STMicroelectronics NV	63,158	1,429,364
Unilever NV	17,005	980,660
Wolters Kluwer NV	10,031	519,391
		24,473,504

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
New Zealand – 0.12%
Auckland International Airport Ltd.	27,336	$119,452
Spark New Zealand Ltd.	66,637	165,329
		284,781
Norway – 0.72%
Marine Harvest ASA (a)	21,415	377,712
Norsk Hydro ASA	59,451	404,358
Orkla ASA	51,152	513,110
Statoil ASA	21,276	427,844
		1,723,024
Portugal – 0.33%
Banco Espirito Santo SA (e)	36,955	0
Galp Energia SGPS SA	26,371	497,972
Jeronimo Martins SGPS SA	14,648	287,718
		785,690
Singapore – 1.17%
ComfortDelGro Corp. Ltd.	916,785	1,364,259
Fraser & Neave Ltd.	14,289	27,590
Jardine Cycle & Carriage Ltd.	2,728	80,846
Singapore Airlines Ltd.	22,715	181,230
StarHub Ltd.	281,601	595,893
UOL Group Ltd.	32,171	212,855
Wilmar International Ltd.	149,282	346,741
		2,809,414
Spain – 2.20%
Abertis Infraestructuras SA	632	14,100
Aena SME SA (c)	3,690	733,656
Amadeus IT Group SA	20,437	1,473,772
CaixaBank SA	169,712	806,462
Ferrovial SA	716	15,773
Industria de Diseno Textil SA	6,310	223,204
International Consolidated Airlines Group SA	77,977	643,630
Red Electrica Corp SA	60,831	1,374,081
		5,284,678
Sweden – 3.75%
Boliden AB	81,801	2,589,439
Electrolux AB	21,625	718,228
Essity AB (a)	32,519	945,495
Holmen AB	303	14,985
Investor AB	49,404	2,309,903
Svenska Cellulosa AB	32,519	317,189
Swedish Match AB	22,467	850,045
Volvo AB	65,522	1,248,856
		8,994,140

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Switzerland – 9.33%
ABB Ltd.	29,681	$762,049
Adecco Group AG	26,696	2,020,975
Aryzta AG (a)	5,127	171,612
Cie Financiere Richemont SA	2,902	250,106
Coca-Cola HBC AG (a)	4,221	135,233
EMS-Chemie Holding AG	3,010	2,009,260
Idorsia Ltd. (a)	13,692	294,369
Kuehne + Nagel International AG	5,000	878,997
Lonza Group AG (a)	17,572	4,606,618
Nestle SA	33,128	2,834,086
Novartis AG	8,912	764,620
Roche Holding AG	6,250	1,579,470
SGS SA	369	913,799
Sika AG	169	1,307,650
Sonova Holding AG	111	17,681
Swatch Group AG	281	19,908
Swiss Re AG	28,660	2,690,906
UBS Group AG (a)	3,540	61,236
Vifor Pharma AG	8,240	1,039,604
		22,358,179
United Kingdom – 11.09%
3i Group PLC	227,186	2,771,006
Anglo American PLC	42,959	789,876
Antofagasta PLC	35,885	441,945
Ashtead Group PLC	72,281	1,857,325
Auto Trader Group PLC (c)	46,960	213,510
Aviva PLC	11,767	81,174
Berkeley Group Holdings PLC	41,635	2,149,525
British American Tobacco PLC	21,321	1,355,845
Bunzl PLC	12,100	346,236
Burberry Group PLC	45,541	1,057,299
Carnival PLC	74,042	4,798,457
Compass Group PLC	48,513	983,876
Croda International PLC	1,316	76,094
Fresnillo PLC	34,200	597,562
GKN PLC	4,706	19,723
IMI PLC	45,058	765,335
Imperial Brands PLC	8,797	364,628
InterContinental Hotels Group PLC	4,059	238,848
Intertek Group PLC	1,145	81,023
ITV PLC	41,951	90,769
Kingfisher PLC	2,816	12,704
London Stock Exchange Group PLC	6,424	328,433
Melrose Industries PLC	3,331	8,999

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
United Kingdom – 11.09% (Continued)
Mondi PLC	10,800	$258,045
Persimmon PLC	26,733	918,209
RELX PLC	62,365	1,457,087
Rio Tinto PLC	1,017	48,149
Royal Mail PLC	10,104	60,444
Sage Group PLC	64,982	680,601
Smiths Group PLC	38,370	769,604
Tate & Lyle PLC	5,289	48,122
Taylor Wimpey PLC	513,934	1,359,598
Unilever PLC	26,951	1,520,250
Weir Group PLC	1,736	46,127
		26,596,428
United States – 0.01%
Ball Corp.	540	21,323
Total Common Stocks (Cost $183,530,714)		235,342,284

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 0.04%
Money Market Fund – 0.04%
First American Government Obligations Fund – Class Y, 0.67% (d)	99,500	$99,500
Total Investments Purchased with Proceeds
from Securities Lending (Cost 99,500)		99,500
Total Investments (Cost $183,630,214) – 98.21%		235,441,784
Other Assets in Excess of Liabilities – 1.79%		4,294,489
TOTAL NET ASSETS – 100.00%		$239,736,273

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is out on loan as of November 30, 2017. Total value of securities out on loan is $96,570.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $7,376,776, represents 3.08% of net assets.
(d)	Seven day yield as of November 30, 2017.
(e)	Illiquid security. The total market value of this security was $0, representing 0.00% of net assets.

Abbreviations:
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
BM	An abbreviation that refers to a limited liability company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SGPS	Sociedade gestora de participacoes socialis is a Portugese term for a holding enterprise.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2017

	Shares	Value
COMMON STOCKS – 18.91%
Australia – 0.07%
Gateway Lifestyle	59,553	$98,167

Austria – 0.48%
BUWOG AG – Vienna Exchange (a)	1,311	37,634
BUWOG AG – Xetra Exchange (a)	1,309	37,793
CA Immobilien Anlagen AG	18,957	569,316
		644,743
Bermuda – 1.69%
Brookfield Business Partners LP	1,218	37,517
Brookfield Property Partners LP	11,933	260,831
Gemdale Properties & Investment Corp Ltd.	4,983,966	516,893
HKC Holdings Ltd.	26,889	19,796
Hongkong Land Holdings Ltd.	95,518	698,595
Kerry Properties Ltd.	108,831	481,844
Road King Infrastructure Ltd.	70,000	113,067
Sinolink Worldwide Holdings Ltd. (a)	1,250,000	159,365
		2,287,908
Brazil – 0.14%
BR Malls Participacoes SA	51,271	189,131

Cayman Islands – 2.97%
Agile Group Holdings Ltd.	485,348	703,997
China Resources Land Ltd.	282,000	815,584
Kaisa Group Holdings Ltd. (a)	760,795	407,309
Longfor Properties Co Ltd.	602,995	1,421,711
Powerlong Real Estate Holdings Ltd.	280,000	128,649
Sunac China Holdings Ltd.	62,915	291,881
Yuzhou Properties Co Ltd.	516,427	254,780
		4,023,911
Germany – 1.12%
ADLER Real Estate AG (a)(b)	20,255	302,253
Deutsche EuroShop AG	8,000	307,431
Deutsche Wohnen SE	15,659	693,043
TLG Immobilien AG	4,838	119,326
Vonovia SE	2,128	100,275
		1,522,328
Hong Kong – 4.22%
China Jinmao Holdings Group Ltd.	1,297,023	587,501
Henderson Land Development Co. Ltd.	164,784	1,080,150
Hysan Development Co. Ltd.	139,890	749,588
I-CABLE Communications Ltd. (a)	221,816	6,354

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2017

	Shares	Value
Hong Kong – 4.22% (Continued)
Sino Land Co. Ltd.	568,033	$1,030,382
Swire Properties Ltd.	25,983	88,280
Wheelock & Co. Ltd.	315,838	2,173,592
		5,715,847
Israel – 0.19%
Azrieli Group Ltd.	4,750	254,698

Japan – 3.04%
Aeon Mall Co. Ltd.	45,943	842,518
Daikyo, Inc.	10,000	195,024
Heiwa Real Estate Co. Ltd.	11,000	206,260
Leopalace21 Corp.	110,000	882,788
Mitsubishi Estate Co. Ltd.	35,197	630,036
Mitsui Fudosan Co. Ltd.	59,874	1,357,828
		4,114,454
Jersey – 0.04%
Atrium Eurpopean Real Estate Ltd.	10,533	51,289

Luxembourg – 0.28%
ADO Properties SA (c)	7,217	373,110

Netherlands – 0.04%
Eurocommercial Properties NV	1,318	55,761

New Zealand – 0.18%
Argosy Property Ltd.	110,786	80,266
Kiwi Property Group Ltd.	51,197	48,110
Precinct Properties New Zealand Ltd.	135,000	122,722
		251,098
Philippines – 0.64%
Megaworld Corp.	1,000,000	106,247
Robinsons Land Corp.	296,391	134,485
SM Prime Holdings, Inc.	860,876	621,201
		861,933
Singapore – 1.61%
CapitaLand Ltd.	57,661	151,671
City Developments Ltd.	55,520	500,748
United Industrial Corp. Ltd.	194,476	489,086
UOL Group Ltd.	95,221	630,016
Wing Tai Holdings Ltd.	253,010	407,783
		2,179,304

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Sweden – 0.91%
Fabege AB	11,053	$230,021
Fastighets AB Balder (a)	3,148	81,142
Hemfosa Fastigheter AB	2,948	38,736
Hufvudstaden AB	30,860	483,790
Kungsleden AB	56,411	400,770
		1,234,459
Switzerland – 0.57%
Allreal Holding AG (a)	1,781	300,168
PSP Swiss Property AG	3,221	287,395
Swiss Prime Site AG (a)	2,112	182,162
		769,725
Thailand – 0.24%
Central Pattana PLC	130,689	321,821

United Kingdom – 0.48%
Daejan Holdings PLC	8,322	656,144
Total Common Stocks (Cost $23,655,886)		25,605,831

REAL ESTATE INVESTMENT TRUSTS – 80.15%
Australia – 6.36%
Abacus Property Group	47,854	150,842
Astro Japan Property Group (e)(f)(g)	107,959	4,083
BWP Trust	159,811	387,834
Charter Hall Retail REIT	29,018	96,020
Dexus	239,366	1,883,041
Folkestone Education Trust	10,000	22,692
GDI Property Group	100,000	98,332
Goodman Group	81,156	536,236
GPT Group	172,846	710,349
Investa Office Fund	186,703	682,132
Scentre Group	511,885	1,645,543
Vicinity Centres	905,840	1,925,785
Westfield Corp.	75,000	477,400
		8,620,289
Belgium – 0.35%
Befimmo SA	1,257	80,193
Cofinimmo SA	1,871	241,423
Warehouses De Pauw CVA	1,460	158,484
		480,100
Canada – 2.38%
Artis Real Estate Investment Trust	4,019	43,924
Boardwalk Real Estate Investment Trust	916	28,606

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Canada – 2.38% (Continued)
Canadian Apartment Properties REIT	11,710	$335,738
Dream Global Real Estate Investment Trust	21,298	194,796
Dream Office Real Estate Investment Trust	324	5,497
Granite Real Estate Investment Trust	18,753	741,893
H&R Real Estate Investment Trust	2,795	45,798
Morguard Real Estate Investment Trust	40,675	435,077
Pure Industrial Real Estate Trust	113,311	586,690
RioCan Real Estate Investment Trust	9,656	186,362
Smart Centres Real Estate Investment Trust	25,255	570,031
WPT Industrial Real Estate Investment Trust	3,500	45,500
		3,219,912
France – 3.20%
Affine SA	25,318	506,565
Fonciere Des Regions	2,503	267,572
Gecina SA	12,643	2,105,671
Societe de la Tour Eiffel	2,148	142,022
Unibail-Rodamco SE	5,159	1,318,512
		4,340,342
Guernsey – 0.02%
Schroder Real Estate Investment Trust Ltd.	33,987	27,693

Hong Kong – 2.37%
Champion REIT	1,704,826	1,261,678
Link REIT	163,276	1,461,654
Prosperity REIT	1,156,950	488,843
		3,212,175
Ireland – 0.25%
Green REIT PLC	189,537	337,267

Italy – 0.13%
Immobiliare Grande Distribuzione SIIQ SpA	132,419	169,748

Japan – 6.39%
Activia Properties, Inc.	44	182,272
Advance Residence Investment Corp.	85	206,970
Daiwa House REIT Investment Corp.	219	524,430
Daiwa Office Investment Corp.	122	602,710
Frontier Real Estate Investment Corp.	11	44,667
Fukuoka REIT Corp.	43	64,493
Global One Real Estate Investment Corp.	120	430,924
GLP J-Reit	40	43,264
Hankyu REIT, Inc.	85	98,984

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Japan – 6.39% (Continued)
Heiwa Real Estate REIT, Inc.	80	$66,391
Hoshino Resorts REIT, Inc.	9	45,150
Hulic Reit, Inc.	336	494,211
Japan Excellent, Inc.	54	64,774
Japan Hotel REIT Investment Corp.	2,150	1,496,854
Japan Logistics Fund, Inc.	101	186,214
Japan Prime Realty Investment Corp.	12	40,250
Japan Retail Fund Investment Corp.	54	95,627
Kenedix Office Investment Corp.	240	1,347,728
Marimo Regional Revitalization REIT, Inc.	120	122,039
Mori Hills REIT Investment Corp.	127	155,273
Mori Trust Sogo Reit, Inc.	175	255,256
Nippon Accommodations Fund, Inc.	33	133,120
Nomura Real Estate Master Fund, Inc.	567	713,882
Ooedo Onsen Reit Investment Corp.	120	92,376
Orix JREIT, Inc.	242	339,095
Premier Investment Corp.	480	450,380
Sekisui House Reit, Inc.	141	167,253
Tokyu REIT, Inc.	100	123,417
United Urban Investment Corp.	48	67,941
		8,655,945
Netherlands – 0.33%
Vastned Retail NV	8,671	410,968
Wereldhave NV	831	38,522
		449,490
New Zealand – 0.11%
Goodman Property Trust	164,543	154,015

Singapore – 3.32%
CapitaLand Commercial Trust	879,160	1,233,563
ESR-REIT	171,448	71,193
Fortune Real Estate Investment Trust	2,138,624	2,642,667
Mapletree Commercial Trust	108,937	129,124
Mapletree Industrial Trust	100,000	146,078
Mapletree Logistics Trust	62,139	58,517
Starhill Global REIT	251,918	141,899
Suntec Real Estate Investment Trust	44,263	67,148
		4,490,189
South Africa – 0.80%
Arrowhead Properties Ltd.	79,358	35,874
Fortress REIT Ltd. – Class A	79,360	99,815
Fortress REIT Ltd. – Class B	68,360	210,089
Hyprop Investments Ltd.	30,746	241,224

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
South Africa – 0.80% (Continued)
SA Corporate Real Estate Ltd.	1,056,595	$364,560
Vukile Property Fund Ltd.	87,249	129,458
		1,081,020
Spain – 0.15%
Merlin Properties Socimi SA	15,110	198,715

United Kingdom – 4.09%
Big Yellow Group PLC	76,904	866,877
British Land Co. PLC	84,662	720,761
Derwent London PLC	1,215	45,647
Great Portland Estates PLC	10,526	88,159
Hansteen Holdings PLC	151,384	285,599
Intu Properties PLC	67,630	179,864
Land Securities Group PLC	48,862	617,248
NewRiver REIT PLC	52,994	228,408
Segro PLC	37,748	280,023
Shaftesbury PLC	13,765	184,711
Tritax Big Box REIT PLC	518,033	1,015,147
UNITE Group PLC	16,700	162,047
Workspace Group PLC	68,139	860,575
		5,535,066
United States – 49.90%
Acadia Realty Trust	4,990	139,870
Agree Realty Corp.	29,893	1,477,910
Alexander & Baldwin, Inc.	8,000	232,480
Alexander’s, Inc. (b)	489	206,837
Alexandria Real Estate Equities, Inc.	1,532	194,656
American Assets Trust, Inc.	1,658	65,259
American Campus Communities, Inc.	12,011	509,026
American Homes 4 Rent	2,874	61,734
Apartment Investment & Management Co.	32,989	1,454,485
Apple Hospitality REIT, Inc.	18,723	364,724
Ashford Hospitality Prime, Inc.	332	3,058
AvalonBay Communities, Inc.	17,084	3,097,842
Boston Properties, Inc.	452	56,672
Brandywine Realty Trust	4,915	84,685
Camden Property Trust	14,708	1,342,546
CareTrust REIT, Inc.	66,851	1,218,025
Colony NorthStar, Inc.	13,045	159,019
Columbia Property Trust, Inc.	35,571	809,952
CoreSite Realty Corp.	21,212	2,407,138
Cousins Properties, Inc.	51,719	463,919
CubeSmart	5,053	144,213

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
United States – 49.90% (Continued)
CyrusOne, Inc.	1,299	$78,927
DCT Industrial Trust, Inc.	6,969	419,116
DiamondRock Hospitality Co.	23,027	257,672
Digital Realty Trust, Inc.	18,506	2,159,650
Duke Realty Corp.	7,821	220,005
Easterly Government Properties, Inc.	28,115	595,757
EastGroup Properties, Inc. (b)	1,564	147,141
Education Realty Trust, Inc.	13,894	508,104
Empire State Realty Trust, Inc.	5,323	108,057
EPR Properties	17,597	1,193,429
Equinix, Inc.	3,189	1,481,259
Equity Commonwealth (a)	10,876	326,933
Equity LifeStyle Properties, Inc.	785	70,893
Equity Residential	15,805	1,056,090
Essex Property Trust, Inc.	1,564	386,292
Federal Realty Investment Trust	223	29,483
First Industrial Realty Trust, Inc.	9,846	320,487
Four Corners Property Trust, Inc.	35,900	936,990
Getty Realty Corp.	82,264	2,341,233
GGP, Inc	37,778	887,783
Global Net Lease, Inc.	1,980	42,827
Government Properties Income Trust	2,461	45,898
Gramercy Property Trust	35,747	1,019,504
HCP, Inc.	1,380	36,487
Healthcare Realty Trust, Inc.	4,600	150,742
Healthcare Trust of America, Inc.	17,027	520,856
Highwoods Properties, Inc.	1,487	75,525
Host Hotels & Resorts, Inc.	90,267	1,786,384
Hudson Pacific Properties, Inc.	1,438	51,236
JBG SMITH Properties	15,020	500,316
Kilroy Realty Corp.	8,517	642,011
Kimco Realty Corp.	28,267	523,505
LaSalle Hotel Properties	46,071	1,310,259
Liberty Property Trust	22,335	1,002,395
Life Storage, Inc.	15,365	1,379,931
LTC Properties, Inc.	21,342	978,317
Macerich Co.	773	50,052
Mack-Cali Realty Corp.	29,803	659,540
Mid-America Apartment Communities, Inc.	26,674	2,732,485
Monmouth Real Estate Investment Corp. – Class A	5,546	99,052
National Health Investors, Inc.	23,988	1,871,064
NexPoint Residential Trust, Inc.	2,669	75,106
Paramount Group, Inc.	3,310	53,523
Park Hotels & Resorts, Inc.	26,455	772,486

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
United States – 49.90% (Continued)
Pennsylvania Real Estate Investment Trust (b)	60,850	$674,826
Physicians Realty Trust	140,990	2,519,491
Piedmont Office Realty Trust, Inc.	66,160	1,319,230
Prologis, Inc.	31,127	2,061,541
PS Business Parks, Inc.	9,510	1,260,646
Public Storage	5,099	1,086,699
QTS Realty Trust, Inc.	29,300	1,630,838
Quality Care Properties, Inc. (a)	19,276	283,164
Realty Income Corp.	391	21,622
Regency Centers Corp.	2,178	147,690
Retail Properties of America, Inc.	36,861	481,405
Rexford Industrial Realty, Inc.	39,565	1,241,154
RLJ Lodging Trust	11,443	248,084
Ryman Hospitality Properties, Inc.	4,687	325,653
Sabra Health Care REIT, Inc.	1,655	31,842
Senior Housing Properties Trust	20,967	401,518
Seritage Growth Properties (b)	3,300	134,310
Simon Property Group, Inc.	18,680	3,021,490
SL Green Realty Corp.	1,611	164,693
Spirit Realty Capital, Inc.	5,865	50,087
Summit Hotel Properties, Inc.	88,286	1,334,001
Sunstone Hotel Investors, Inc.	22,081	368,973
Tanger Factory Outlet Centers, Inc.	2,662	66,656
Taubman Centers, Inc.	17,433	1,023,143
Terreno Realty Corp.	12,930	486,168
UDR, Inc.	14,766	580,747
Universal Health Realty Income Trust	2,686	201,074
Urban Edge Properties	8,432	215,438
Urstadt Biddle Properties, Inc.	2,383	56,525
VEREIT, Inc.	5,668	44,210
Vornado Realty Trust	17,041	1,322,722
Washington Real Estate Investment Trust	3,612	116,740
Weingarten Realty Investors	1,731	57,036
WP Carey, Inc.	2,784	198,165
		67,576,433
Total Real Estate Investment Trusts (Cost $95,494,689)		108,548,399

CLOSED-END FUNDS – 0.31%
Guernsey – 0.31%
F&C Commercial Property Trust Ltd.	48,091	92,028
Picton Property Income Ltd.	116,211	132,410
UK Commercial Property Trust Ltd.	164,872	197,107
Total Closed-End Funds (Cost $443,923)		421,545

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 0.90%
Money Market Fund – 0.90%
First American Government Obligation Fund – Class Y, 0.67% (d)	1,225,486	$1,225,486
Total Investments Purchased with Proceeds
from Securities Lending (Cost 1,225,486)		1,225,486

LIQUIDATING TRUST – 0.06%
United States – 0.06%
Winthrop Realty Trust (e)	9,590	71,925
Total Liquidating Trust (Cost $79,555)		71,925

SHORT-TERM INVESTMENTS – 0.12%
Money Market Fund – 0.12%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (d)	169,229	169,229
Total Short-Term Investments (Cost $169,229)		169,229
Total Investments (Cost $121,068,768) – 100.45%		136,042,415
Liabilities in Excess of Other Assets – (0.45)%		(605,810)
TOTAL NET ASSETS – 100.00%		$135,436,605

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is out on loan as of November 30, 2017. Total value of securities out on loan is $1,078,582.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $373,110, represents 0.28% of net assets.
(d)	Seven day yield as of November 30, 2017.
(e)	Illiquid security. The total market value of these securities was $76,008, representing 0.06% of net assets.
(f)	Fair valued security. Value determined using significant unobservable inputs.
(g)
Restricted security as to resale. As of report date, the Fund held a restricted security with a current value of $4,083, acquired January 14, 2014 with an original cost of $0, which was 0.00% of its net assets.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CVA	Commanditaire Vennootschap op Aandelen is a Belium term for limited partnership with shares.
LP	Limited Partnership.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SIIQ	An Italian term for listed Real Estate Investment Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

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Gerstein Fisher Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $198,158,591, $183,630,214 and $121,068,768, respectively)(1)
Cash
Foreign currencies (cost $0, $1,655,974 and $172,752, respectively)
Receivables:
Dividends and interest
Investments sold
Fund shares sold
Securities lending (Note 9)
Other assets
Total Assets

Liabilities
Loans payable
Payable for collateral on securities loaned
Payable to the Advisor
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities
Net Assets

Net Assets Consist Of:
Paid-in capital
Accumulated undistributed net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation on:
Investments
Foreign currency translation
Net Assets
(1)  Includes loaned securities with a value of

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(2)

(2)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2017

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$323,807,221	$235,441,784	$136,042,415
—	248	—
—	1,666,366	173,996

359,913	717,950	444,685
695,088	1,521,822	—
70,675	957,624	170,450
20,475	75	2,480
20,118	5,804	8,956
324,973,490	240,311,673	136,842,982

—	158,000	—
17,431,950	99,500	1,225,486
205,269	154,280	76,700
52,235	56,261	39,518
141,691	59,885	22,161
42,725	47,474	42,512
17,873,870	575,400	1,406,377
$307,099,620	$239,736,273	$135,436,605

$173,193,535	$187,951,821	$121,625,164
749,150	1,214,905	(1,436,322)
7,508,283	(1,267,663)	269,623

125,648,630	51,811,570	14,973,647
22	25,640	4,493
$307,099,620	$239,736,273	$135,436,605
$17,046,364	$96,570	$1,078,582

13,933,540	14,975,806	11,987,808

$22.04	$16.01	$11.30

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statements of Operations

Investment Income
Dividend income(1)
Interest income
Securities lending income
Total investment income

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Federal and state registration fees
Reports to shareholders
Custody fees
Legal fees
Chief Compliance Officer fees and expenses
Audit and tax fees
Trustees’ fees and related expenses
Other expenses
Total expenses before recoupment or (waivers)
Less (waivers) and recoupment by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain on Investments
Net realized gain from investments
Change in net unrealized appreciation on:
Investments
Foreign currency translation
Net Realized and Unrealized Gain on Investments
Net Increase in Net Assets from Operations

(1)	Net of foreign taxes withheld of $0, $353,163 and $189,867, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2017

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$3,523,424	$3,752,639	$3,481,958
4,450	5,637	4,107
287,260	12,350	16,683
3,815,134	3,770,626	3,502,748

2,408,257	1,415,701	753,202
251,400	198,306	147,016
140,395	98,627	82,177
19,672	28,114	26,408
16,245	14,774	14,815
15,125	60,109	41,904
13,920	14,131	14,210
9,858	9,872	9,858
6,909	11,615	9,085
6,685	6,669	6,685
17,592	12,593	11,675
2,906,058	1,870,511	1,117,035
(96,324)	(35,951)	42,932
2,809,734	1,834,560	1,159,967

1,005,400	1,936,066	2,342,781

7,526,497	1,324,060	750,447

52,838,643	44,134,124	10,748,485
22	53,013	16,961
60,365,162	45,511,197	11,515,893
$61,370,562	$47,447,263	$13,858,674

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2017	2016
From Operations
Net investment income	$1,005,400	$1,521,742
Net realized gain from investments	7,526,497	3,191,479
Net change in unrealized appreciation on investments
and foreign currency translation	52,838,665	5,302,905
Net increase in net assets from operations	61,370,562	10,016,126

From Distributions
Net investment income	(1,480,248)	(1,475,352)
Net realized gain on investments	(3,191,563)	(4,162,597)
Net decrease in net assets
resulting from distributions paid	(4,671,811)	(5,637,949)

From Capital Share Transactions
Proceeds from shares sold	34,912,936	46,326,393
Net asset value of shares issued
to distributions declared	4,606,211	5,548,487
Cost for shares redeemed*	(49,728,418)	(35,581,677)
Net increase (decrease) in net assets
from capital share transactions	(10,209,271)	16,293,203

Total Increase in Net Assets	46,489,480	20,671,380

Net Assets
Beginning of year	260,610,140	239,938,760
End of year	$307,099,620	$260,610,140

Accumulated Undistributed Net Investment Income	$749,150	$1,223,908

* Net of redemption fees of	$1,690	$6,538

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2017	2016
From Operations
Net investment income	$1,936,066	$2,044,250
Net realized gain (loss) from investments	1,324,060	(1,532,589)
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	44,187,137	(10,298,645)
Net increase (decrease) in net assets from operations	47,447,263	(9,786,984)

From Distributions
Net investment income	(1,430,467)	(1,694,097)
Net decrease in net assets
resulting from distributions paid	(1,430,467)	(1,694,097)

From Capital Share Transactions
Proceeds from shares sold	87,310,000	41,837,510
Net asset value of shares issued
to distributions declared	1,410,402	1,643,329
Cost for shares redeemed*	(29,150,839)	(37,058,457)
Net increase in net assets from
capital share transactions	59,569,563	6,422,382

Total Increase (Decrease) in Net Assets	105,586,359	(5,058,699)

Net Assets
Beginning of year	134,149,914	139,208,613
End of year	$239,736,273	$134,149,914

Accumulated Undistributed Net Investment Income	$1,214,905	$561,165

* Net of redemption fees of	$531	$4,934

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2017	2016
From Operations
Net investment income	$2,342,781	$2,281,347
Net realized gain from investments	750,447	1,517,500
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	10,765,446	(1,059,315)
Net increase in net assets from operations	13,858,674	2,739,532

From Distributions
Net investment income	(3,043,111)	(2,249,797)
Net realized gain on investments	(835,626)	—
Net decrease in net assets
resulting from distributions paid	(3,878,737)	(2,249,797)

From Capital Share Transactions
Proceeds from shares sold	40,245,612	24,408,827
Net asset value of shares issued
to distributions declared	3,813,134	2,232,644
Cost for shares redeemed*	(19,147,105)	(17,134,842)
Net increase in net assets from
capital share transactions	24,911,641	9,506,629

Total Increase in Net Assets	34,891,578	9,996,364

Net Assets
Beginning of year	100,545,027	90,548,663
End of year	$135,436,605	$100,545,027

Accumulated Undistributed Net Investment Loss	$(1,436,322)	$(1,106,418)

* Net of redemption fees of	$2,468	$4,320

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2017	2016	2015	2014	2013
$18.07	$17.84	$18.77	$17.19	$13.29

0.07	0.11	0.11	0.07	0.12
4.22	0.54	0.44	2.46	4.24
4.29	0.65	0.55	2.53	4.36

(0.10)	(0.11)	(0.07)	(0.11)	(0.11)
(0.22)	(0.31)	(1.41)	(0.84)	(0.35)
(0.32)	(0.42)	(1.48)	(0.95)	(0.46)
0.00	0.00	0.00	0.00	0.00
$22.04	$18.07	$17.84	$18.77	$17.19
24.13%	3.78%	3.43%	15.50%	33.98%

$307,100	$260,610	$239,939	$223,818	$182,182

1.02%	1.06%	1.05%	1.03%	1.08%
0.99%	0.99%	1.00%	1.03%	1.08%

0.32%	0.57%	0.59%	0.40%	0.82%
0.35%	0.64%	0.64%	0.40%	0.82%
20.81%	22.06%	40.10%	58.82%	50.35%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.
(3)	The ratio of expenses to average net assets include interest expenses. The annualized before and after waiver and expense reimbursement and recoupments was 1.18%.
(4)
The ratio of expenses to average net assets include interest expenses. The annualized before waiver and expense reimbursement and recoupments was 1.18%. The annualized after waiver and expense reimbursement and recoupment was 1.12%.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2017	2016		2015		2014	2013
$12.06	$13.16		$14.03		$13.93	$10.82

0.17	0.18		0.14		0.21	0.15
3.91	(1.12)		(0.20)		0.14	3.12
4.08	(0.94)		(0.06)		0.35	3.27

(0.13)	(0.16)		(0.28)		(0.24)	(0.16)
—	—		(0.53)		(0.01)	—
(0.13)	(0.16)		(0.81)		(0.25)	(0.16)
0.00	0.00		0.00		0.00	0.00
$16.01	$12.06		$13.16		$14.03	$13.93
34.16%	(7.24)%		(0.20)%		2.56%	30.65%

$239,736	$134,150		$139,209		$120,714	$101,131

1.12%	1.19	%(4)	1.19	%(3)	1.18%	1.26%
1.10%	1.13	%(4)	1.19	%(3)	1.18%	1.27%

1.14%	1.38%		1.03%		1.50%	1.21%
1.16%	1.44%		1.03%		1.50%	1.20%
16.29%	36.19%		29.84%		50.99%	66.56%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Net Asset Value, Beginning of Period/Year

Income from investment operations:
Net investment income(2)
Net realized and unrealized loss on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(3)
Net Asset Value, End of Period/Year

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period/year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on April 30, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period/Year

Year Ended November 30,				Period Ended November 30,

2017	2016	2015	2014	2013(1)
$10.35	$10.24	$10.51	$9.04	$10.00

0.22	0.25	0.19	0.20	0.08
1.11	0.11	(0.03)	1.42	(1.04)
1.33	0.36	0.16	1.62	(0.96)

(0.30)	(0.25)	(0.43)	(0.15)	—
(0.08)	—	—	—	—
(0.38)	(0.25)	(0.43)	(0.15)	—
0.00	0.00	0.00	0.00	0.00
$11.30	$10.35	$10.24	$10.51	$9.04

13.16%	3.43%	1.65%	18.37%	(9.60%)

$135,437	$100,545	$90,549	$77,825	$30,134

0.96%	1.01%	1.03%	1.20%	1.72%
1.00%	1.00%	1.00%	1.00%	1.00%

2.06%	2.32%	1.78%	1.91%	0.84%
2.02%	2.33%	1.81%	2.11%	1.56%
7.24%	20.09%	8.52%	80.22%	139.05%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009 and began investing consistent with its investment objective on January 15, 2010. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. On July 21, 2016, Gerstein, Fisher & Associates, Inc. entered into a definitive agreement to be acquired by People’s Securities, Inc., a subsidiary of People’s United Bank, N.A.  The transaction closed on November 2, 2016.  At such time, Gerstein, Fisher & Associates, Inc. became a division of People’s Securities, Inc. and began operating as People’s Securities, Inc. doing business as Gerstein Fisher (the “Advisor”), the Funds’ investment advisor.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by the Advisor.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

day, the security is valued at the mean between the most recent quoted bid and ask prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.  All ETFs are valued at the last reported sales price on the exchange on which the security is principally traded.

Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges.  The Funds utilize a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price.  If the FVIS provided price does

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the FASB Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Advisor anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

If market quotations are not readily available, security or other asset will be valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2017:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$304,872,493	$—	$—	$304,872,493
Short-Term Investments	1,502,778	—	—	1,502,778
Investments Purchased with
Proceeds from Securities Lending	17,431,950	—	—	17,431,950
Total Investments in Securities	$323,807,221	$—	$—	$323,807,221

*	For further information regarding security characteristics, please see the Schedule of Investments.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the period there were no transfers between levels for the Fund.
The Fund did not hold any Level 3 securities during the period.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks*	$11,658,101	$223,684,183	$—	$235,342,284
Investments Purchased
with Proceeds from
Securities Lending	99,500	—	—	99,500
Total Investments
in Securities	$11,757,601	$223,684,183	$—	$235,441,784

*	For further information regarding security characteristics, please see the Schedule of Investments.

Transfers between Levels are recognized as of the end of the financial reporting period. The following transfers were recorded this period.

Transfers into Level 1	$8,479,117
Transfers out of Level 1	(1,200,946)
Net transfers in and/or out of Level 1	$7,278,171

Transfers into Level 2	$1,200,946
Transfers out of Level 2	(8,479,117)
Net transfers in and/or out of Level 2	$(7,278,171)

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using FVIS’s price for foreign securities. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

The Fund did not hold any Level 3 securities during the period.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Level 1(1)	Level 2(1)	Level 3(2)	Total
Assets:
Common Stocks*	$2,957,222	$22,648,609	$—	$25,605,831
Real Estate Investment Trusts*	84,423,169	26,121,147	4,083	108,548,399
Closed-End Funds	421,545	—	—	421,545
Liquidating Trust	—	71,925	—	71,925
Short-Term Investments	169,229	—	—	169,229
Investments Purchased
with Proceeds from
Securities Lending	1,225,486	—	—	1,225,486
Total Investments
in Securities	$87,196,651	$48,841,681	$4,083	$136,042,415

*	For further information regarding security characteristics, please see the Schedule of Investments.

Transfers between Levels are recognized as of the end of the financial reporting period. The following transfers were recorded this period.

Transfers into Level 1	$10,463,738
Transfers out of Level 1	(982,770)
Net transfers in and/or out of Level 1	$9,480,968

Transfers into Level 2	$982,770
Transfers out of Level 2	(10,463,738)
Net transfers in and/or out of Level 2	$(9,480,968)

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using FVIS’s price for foreign securities. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

(2)	The Fund measures Level 3 activity as of the end of each financial reporting period.

The Funds did not hold derivative instruments during the year ended November 30, 2017.
Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change in
	Balance			Realized	unrealized	Transfers	Balance
	as of			Gain	appreciation	into	as of
Category	11/30/2016	Acquisitions	Dispositions	(Loss)	(depreciation)	Level 3	11/30/2017
Common
Stocks	$—	$—	$—	$—	$4,083	$4,083	$4,083
Total	$—	$—	$—	$—	$4,083	$4,083	$4,083

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2017:

Impact to
	Fair Value	Valuation	Unobservable	Valuation from an
	November 30, 2017	Methodologies	Input(1)	increase in Input(2)
Common Stocks	$4,083	Last traded price	Liquidation	Increase
		and company-	Value
specific
information

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(b) Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations,

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(h) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.
(i) Other

Investment transactions are recorded on the trade date. Realized gains and losses are evaluated on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in domestic REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. Changes to estimates will be recorded in the period they are known. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statements of Assets and Liabilities.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2017	$1,480,248	$3,191,563
Year Ended November 30, 2016	$1,475,352	$4,162,597

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Year Ended November 30, 2017	$1,430,467	$—
Year Ended November 30, 2016	$1,694,097	$—

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Year Ended November 30, 2017	$2,912,688	$966,049
Year Ended November 30, 2016	$2,249,797	$—

As of November 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$198,491,407	$186,088,176	$124,298,752
Gross tax unrealized appreciation	127,828,483	55,659,759	20,566,942
Gross tax unrealized depreciation	(2,512,669)	(6,306,151)	(8,823,279)
Net tax unrealized appreciation	125,315,814	49,353,608	11,743,663
Undistributed ordinary income	1,064,071	3,672,334	1,702,386
Undistributed long-term capital gain	7,534,849	—	360,899
Total distributable earnings	8,598,920	3,672,334	2,063,285
Other accumulated gain/(loss)	(8,649)	(1,241,490)	4,493
Total accumulated gains	$133,906,085	$51,784,452	$13,811,441

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market passive foreign investment company (“PFIC”) adjustments.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

At November 30, 2017, the Funds had the following capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2017.

	Short-Term	Long-Term
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$1,267,130	$ —

The Gerstein Fisher Multi-Factor® International Growth Equity Fund utilized $1,175,873 of short-term and long-term capital loss carryover in the fiscal year 2017.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2017, the following table shows the reclassifications made:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Undistributed net
investment income	$90	$148,141	$370,426
Accumulated net
realized gain (loss)	$(90)	$(148,141)	$(365,864)
Paid-in capital	$—	$—	$(4,562)

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2017. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2017. At November 30, 2017, the fiscal tax years 2014 through 2017 remain open to examination for the Funds in the Funds’ major tax jurisdictions.

(4)	Investment Advisor

The Trust, on behalf of the Funds, has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Advisor for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that each Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	0.99%	March 30, 2019
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.10%	March 30, 2019
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	March 30, 2019

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2018	$116,654	$—	$21,364
November 2019	$162,722	$88,536	$4,997
November 2020	$96,324	$35,951	$—

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2017, and owed as of November 30, 2017 are as follows:

Administration and Accounting	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$251,400	$38,569
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$198,306	$36,771
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$147,016	$26,699

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

Transfer Agency	Incurred(1)	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$52,991	$10,296
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$45,520	$7,166
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$35,721	$4,569

(1)	These amounts do not include sub-transfer agency fees, therefore they do not agree to the amount on the Statements of Operations.

Custody	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$15,125	$1,707
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$60,109	$10,651
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$41,904	$6,584

The Funds each have a line of credit with US Bank (see Note 8).
The Funds have entered into a securities lending agreement with US Bank (see Note 9).
Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2017, and owed as of November 30, 2017 are as follows:

	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$9,858	$1,663
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$9,872	$1,673
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$9,858	$1,666

(6)	Capital Share Transactions
Transactions in shares of the Funds were as follows:
Gerstein Fisher Multi-Factor® Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares sold	1,775,688	2,742,828
Shares reinvested	251,431	326,190
Shares redeemed	(2,513,833)	(2,095,591)
Net increase/(decrease)	(486,714)	973,427

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares sold	5,784,386	3,357,954
Shares reinvested	115,417	127,350
Shares redeemed	(2,051,594)	(2,935,520)
Net increase	3,848,209	549,784

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares sold	3,676,411	2,248,891
Shares reinvested	358,972	208,854
Shares redeemed	(1,758,359)	(1,593,276)
Net increase	2,277,024	864,469

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2017, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$58,855,309	$72,084,748
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$83,427,873	$27,195,973
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$33,534,791	$8,332,347

(8)	Line of Credit

At November 30, 2017, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $10,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 10, 2018.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest was accrued at the prime rate of 3.50% from December 1, 2016 through December 14, 2016, 3.75% from December 15, 2016 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017, and 4.25% thereafter.  The Gerstein Fisher Multi-Factor® International Growth Equity Fund had loans of $158,000 outstanding as of November 30, 2017. There were no loans outstanding for the Gerstein Fisher Multi-Factor® Growth Equity

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund as of November 30, 2017.  The following table provides information regarding usage of the line of credit for the year ended November 30, 2017.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Gerstein Fisher
Multi-Factor® Growth
Equity Fund	52	$853,308	$4,822	$3,602,000	3/15/2017

Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	65	$349,046	$2,476	$1,033,000	1/6/2017

Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	63	$170,048	$1,195	$585,000	2/16/2017

* Interest expense is included with “Other expenses” on the Statements of Operations.
(9)	Securities Lending

Following terms of a securities lending agreement with the Funds’ custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of November 30, 2017, the market value of the securities on loan and value of collateral received for securities lending were as follows:

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2017

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Gerstein Fisher Multi-Factor®
Growth Equity Fund	17,046,364	17,431,950	5.55%

Gerstein Fisher Multi-Factor®
International Growth Equity Fund	96,570	99,500	0.04%

Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	1,078,582	1,225,486	0.80%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Y (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedule of Investments for the Funds include the particular cash collateral holding as of November 30, 2017. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.
The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.
(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2017, Pershing, LLC, for the benefit of others, held the following percentage of each Fund’s outstanding shares:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
49.00%	38.50%	44.66%

(11)	Subsequent Event
On December 27, 2017, the Funds declared and paid distributions from ordinary and long-term capital gains to the shareholders of record on December 26, 2017, as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$1,090,856	$7,534,882

Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$3,672,334	$—

Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$2,327,868	$361,012

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Funds, comprising Gerstein Fisher Multi-Factor Growth Equity Fund, Gerstein Fisher Multi-Factor International Growth Equity Fund, and Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (the “Funds”), each a series of the Trust of Professional Managers, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial statements and financial highlights for the periods ended prior to November 30, 2016 were audited by other auditors, whose report dated January 29, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Gerstein Fisher Funds as of November 30, 2017, the results of their operations, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended November 30, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	0.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	5.85%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended November 30, 2017, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	41.43%

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2017 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$4,118,794	$353,163	$0.0236

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) for the tax year ended November 30, 2017.  The amounts designated as long-term capital gains were as follows:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
$3,191,563	$ —	$966,049

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0199 per share for each share owned on November 30, 2017, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	31	Professor,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three
				Marquette University	portfolios).
(2004–2017).

Gary A. Drska	Trustee	Indefinite	31	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three
portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	31	Retired
615 E. Michigan St.		Term; Since		(2011–present);	Independent
Milwaukee, WI 53202		October 23,		Managing Director,	Trustee,
Year of Birth: 1943		2009		Chief Administrative	Gottex Trust
				Officer (“CAO”) and	(an open-end
				Chief Compliance	investment
				Officer (“CCO”),	company with
				Granite Capital	one portfolio)
				International Group,	(2010–2016);
				L.P. (an investment	Independent
				management firm)	Manager,
				(1994–2011).	Ramius IDF
fund complex
(two closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	31	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present);	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present); Executive	company with
				Vice President,	ten portfolios);
				U.S. Bancorp	Trustee, USA
				Fund Services,	MUTUALS
				LLC (1994–2017).	(an open-end
investment
company
with three
portfolios).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Effective		Services,
Year of Birth: 1985	Vice	July 1,		LLC (February
	President	2017		2017–present);
	and			Vice President and
	Anti-Money			Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017);
Vice President and
CCO, Heartland Group,
Inc. (May 2016–
November 2016);
Vice President, CCO
and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013-2015),
Legal and Compliance
Counsel (2011–2013),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present);

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 1-800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

GERSTEIN FISHER FUNDS

Investment Advisor	Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended November 30, 2016 and November 30, 2017 was and Cohen & Company.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$52,000	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$8,500	$8,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 5, 2018

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 5, 2018

* Print the name and title of each signing officer under his or her signature